EXHIBIT 10.43

                                 THIRD AMENDMENT
                                       TO
                          THE LAW COMPANIES GROUP, INC.
                               401(k) SAVINGS PLAN

         THIS THIRD AMENDMENT to The Law Companies Group, Inc. 401(k) Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Law Companies Group, Inc. (the "Company"), to be effective as noted below.

                                                W I T N E S S E T H:

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to Section 12.2(a) thereof, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of clarifying and modifying the eligibility provisions of the Plan, modifying the deferral election timing provisions of the Plan, and for other purposes;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                                         1.

         Section 1.41 of the Plan is amended to read as follows effective as of January 1, 1998:

                  1.41     Election Period shall mean:

                           (a) Prior to  January  1,  1998.  Prior to January 1,
                  1998, Election Period shall mean the periods beginning with the first full pay period after each Trade Date and ending on the last day before the first full pay period after the next following Trade Date. The first election Period shall begin with the pay period beginning on November 25th. Any Participant Elective or Voluntary Contribution elections made and effective prior to the Effective Date of this Plan shall remain effective until November 24th, and may be effective thereafter in accordance with the provisions of this Plan document.

                           (b) On and After January 1, 1998. On and after January 1, 1998, Election Period shall, with respect to a Participant, mean the payroll pay periods of the Employer of such Participant, unless another period of time is chosen by the Plan Administrator pursuant to Section 3.10(e).

                                                         2.

         Section 1.45 of the Plan is amended by adding a new paragraph (v) after current paragraph (iv) to read as follows effective as of November 1, 1997:



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                     Third Amendment to 401(k) Savings Plan
                                     Page 3
                                    (v) Certain Other  Individuals.  Individuals
                           who are described below shall not be Eligible Employees and shall not be eligible to participate in this Plan notwithstanding any provision of this Plan to the contrary:


                                            (A)  Individuals  who are classified
                                    by an Employer as an independent contractor at the time of performing services for such Employer, as evidenced by such Employer's not applying federal or state income tax withholding to the remuneration paid to such individual;

                                            (B)   Individuals  who  have  agreed
                                    orally or in writing not to be eligible  for
                                    participation   in  this   Plan  or  in  any
                                    employee   benefit  pension  and/or  welfare
                                    benefit plans of a member of the  Controlled
                                    Group; and

                                            (C)  Individuals  who are performing
                                    services  for,  or  who  are  receiving  any
                                    remuneration   from,   any   member  of  the
                                    Controlled Group and who are not (at the time such services are performed or such remuneration was received) classified by an Employer as an Employee, as evidenced by such Employer's not applying federal or state income tax withholding to remuneration paid to such individual.

                                                         3.

         Section 1.45 of the Plan is amended by striking the phrase  "paragraphs
(i) through (iv) above" and inserting in lieu thereof the phrase "paragraphs (i) through (v) above" effective as of November 1, 1997.

                                                         4.

         Subsection (e) of Section 3.10 of the Plan is amended by inserting the following sentence at the end thereof to read as follows effective as of January 1, 1998:

                  The Plan Administrator shall also have complete discretion on and after January 1, 1998, to modify the timing and duration of Election Periods; provided, however, in no event may an Election Period be shorter in duration than one week or be longer in duration than one year.

                                                         5.

         Subsection (b) of Section 2.1 of the Plan is amended to read as follows effective as of January 1, 1998:

                           (b) Employees after  Effective  Date.  Subject to the
                  special rules of Section 2.2 through 2.4 below, each Employee who is an Eligible Employee, and who is not a Participant on the Effective Date, shall become a Participant hereunder as follows:



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                                    (i)  Prior  to  January  1,  1998.  Prior to
                           January  1, 1998,  such an  Employee  shall  become a
                           Participant   hereunder   on  the  first  Entry  Date
                           following the later of (A) the date on which the Employee satisfies the eligibility requirement set forth in subsection (c) below, or (B) the Employee's Employment Commencement Date, provided such Employee is still in the service of an Employer as an Eligible Employee on such Entry Date, irrespective of whether such Employee makes, or has in the past made, an
                           election  to  make  Elective   Contributions   and/or
                           Voluntary   Contributions  under  Section  3.1(b)  or
                           3.2(b).

                                    (ii) On and After  January 1,  1998.  On and
                           after January 1, 1998, such an Employee shall become a Participant hereunder as of the first day of the first pay period which follows by at least sixty (60) days the later of (A) the date on which the Employee satisfies the eligibility requirement set forth in subsection (c) below, or (B) the Employee's Employment Commencement Date, provided such Employee is still in the service of an Employer as an Eligible Employee on such day, irrespective of whether such Employee makes, or has in the past made, an election to make Elective Contributions and/or Voluntary Contributions under Section 3.1(b) or 3.2(b).

                                                         6.

         All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

         IN WITNESS WHEREOF, this Third Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this ___________ day of December, 1997.

                                    COMPANY:

[CORPORATE SEAL]                    LAW COMPANIES GROUP, INC.

                                    By: ___________________________________
                                    Title: ________________________________
ATTEST:


By: _________________________________
Title: ______________________________